Refund liabilities	6 Months Ended
Jun. 30, 2024
Refund Liabilities [Abstract]
Refund liabilities

Note 16	Refund liabilities
A refund liability has to be recognized when the customer already provided a consideration which is expected to be refunded partially or totally. It is measured at the amount the Company has an obligation to repay or amounts which did not meet the criteria for revenue recognition in the past, but there are no remaining goods and services to be provided in the future.

Development of refund liabilities during the period is presented below:

in € thousand	June 30, 2024	December 31, 2023
BALANCE AS AT JANUARY 1	39,941	143,085
Additions	1,271	465
Payments	(50)	(352)
Other releases	(18,922)	(108,542)
Revenue recognition	—	(40)
Interest expense capitalized	266	8,419
Exchange rate difference	1,056	(3,095)
BALANCE AS AT CLOSING DATE	23,561	39,941
Less non-current portion	(6,396)	(6,303)
CURRENT PORTION	17,165	33,637
As at June 30, 2024, from the total of €23.6 million, an amount of €15.8 million is connected to the Collaboration and License Agreement with Pfizer. In the first half of 2024 payments were made in connection with the terms and schedule of the Pfizer Collaboration and License Agreement, disclosed under other releases.
Refund liabilities of €6.6 million (of which €6.4 million is non-current) relate to the expected payment to GlaxoSmithKline (GSK) due to the termination of the strategic alliance agreements (SAA) in 2019.
As at December 31, 2023, €33.1 million stem from the collaboration with Pfizer and €6.5 million (of which €6.3 million was non-current) were connected to the expected payment to GSK. The other releases in the period ended December 31, 2023 relate largely to payments made in the period in connection with the terms of the Pfizer Collaboration and License Agreement.